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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-33177.


                                                ARTHUR ANDERSEN LLP

Cleveland, Ohio
September 16, 1996